                          SUPPLEMENT DATED MAY 1, 2005
                                       TO
                           DAVIS NEW YORK VENTURE FUND
                        PROSPECTUS FOR A, B, AND C SHARES
                             DATED DECEMBER 1, 2004

As of May 1, 2005, the Davis Funds, including Davis New York Venture Fund, have adopted the following policy amendments:

(1) The maximum amount which may be invested in Class B shares is $50,000.

(2) The maximum amount which may be invested in Class C shares is $500,000.

(3) You may not use a federal funds wire to invest money in a new account. You may use a federal funds wire to invest additional amounts into an existing account.

(4) If your account balance declines to less than $1,000 in any Fund as a result of a redemption or exchange, or if your account has not met the $1,000 minimum investment requirement, we may sell your remaining shares in the Fund at net asset value.

(5) If a dividend or capital gain distribution is for an amount less than $10, then the Fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the Fund.

(6) If a dividend or capital gain distribution check remains uncashed for six months or are undeliverable by the Post Office, we will reinvest the dividend or capital gain distribution promptly after making this determination; and future dividends and capital gains distributions will be automatically reinvested.

If you have a question regarding any of these policy amendments, please call
Shareholder Services toll-free at 1-800-279-0279, Monday through Friday, 9 a.m.
to 6 p.m. Eastern Time.